ALAN K. GEER, P.A.




Exhibit 23.1

                                     Consent

As  independent   certified  public  accountants,   we  hereby  consent  to  the
incorporation in the Registration Statement on Form SB-2/A of our report relating to the financial statements of Decor Systems, Inc. and to all references to this firm included in such Form SB-2. As of December 31, 2003 and 2002 and the related Statements for December 31, 2003 and 2002.



                                              /s/ Alan K. Geer
                                               Alan K. Geer, PA

August 30, 2004
Tampa, Florida